UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                              Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 28, 2005

                      REAL ESTATE ASSOCIATES LIMITED VI
            (Exact name of registrant as specified in its charter)


               California                   0-13112               95-3778627
      (State or other jurisdiction        (Commission          (I.R.S. Employer
            of incorporation)             File Number)          Identification
                                                                    Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

Real Estate Associates Limited VI (the "Registrant") is the sole limited partner (99%) of Boynton Associates, Ltd., a Florida limited partnership (the "Partnership"), which owns Boynton Terrace, an 89-unit affordable property in Boynton Beach, FL (the "Property"). On June 2, 2005, the Registrant entered into an agreement (the "Assignment Agreement") pursuant to which the Registrant agreed to assign its interest in the Partnership to two third-party purchasers, Affordable Housing, LLC, a Florida limited liability company, and HOB Investors, LLC, a Florida limited liability company. The Registrant's assignment, together with the assignment of all other interests in the Partnership by the Partnership's general partners, allowed the Partnership to satisfy certain liabilities. On September 28, 2005, pursuant to the terms of the Assignment Agreement, the Registrant withdrew as the limited partner in the Partnership and acknowledged that it has no further interest in the Partnership.

Item 9.01   Financial Statements and Exhibits

10.1 Assignment and Assumption Agreement between the Partnership, Inc., a Florida nonprofit corporation, Rosewood Apartments Corporation, a California corporation and Real Estate Associates Limited VI, a California limited partnership.

                                    SIGNATURE



Pursuant to the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    REAL ESTATE ASSOCIATES LIMITED IV
                                    (a California limited partnership)


                                    By:   National Partnership Investments Corp.
                                          Corporate General Partner


                                    By:   /s/Brian H. Shuman
                                          Brian H. Shuman
                                          Senior Vice President and
                                          Chief Financial Officer


                                    Date: October 6, 2005

                                                                    Exhibit 9.01

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This Assignment and Assumption Agreement (the "Agreement") is made and entered into as of June 2, 2005 (the "Effective Date"), by and between The Partnership, Inc., a Florida nonprofit corporation ("TPI"), Rosewood Apartments Corporation, a California corporation ("Rosewood"), and Real Estate Associates Limited VI, a California limited partnership ("REAL VI" and together with TPI and Rosewood, collectively, "Assignors" and each, an "Assignor"); and Affordable Housing, LLC, a Florida limited liability company ("AH"), and HOB Investors, LLC, a Florida limited liability company ("HOB") (collectively referred to as "Assignee" and together with Assignors, collectively, the "Parties" and each, a "Party").

                                    Recitals


A. Boynton Associates, LTD. (the "Partnership"), was formed as a limited partnership in accordance with the Uniform Limited Partnership Act adopted by the State of Florida (the "Uniform Act"), pursuant to a certificate of limited partnership filed with the Florida Department of State (the "Filing Office") on September 22, 1982, as amended on June 28, 1996, (collectively, the
"Certificate"), and the Amended and Restated Agreement and Certificate of Limited Partnership, dated December 30, 1982, as amended as of December 31, 2000, and further amended on ______________, 2002 (collectively, the "Partnership Agreement") (any capitalized word or phrase used but not defined herein shall have the meaning set forth in the Partnership Agreement).


B. TPI is the Managing General Partner of the Partnership, Rosewood is the Administrative General Partner of the Partnership and REAL VI is the Limited Partner of the Partnership.




C. Assignors have agreed to withdraw from the Partnership and assign all of their interests in the Partnership to Assignee, and Assignee has agreed to acquire such interests and assume all of the obligations of Assignors under the Partnership Agreement, all pursuant to the terms of this Agreement.



      NOW THEREFORE, in consideration of the mutual promises and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


1. Assignment and Assumption.
1.1   Effective as of the "Closing" (as hereinafter defined)

(a) Assignors assign, transfer and set over to Assignee 100% of their collective interests in the Partnership (collectively, the "Interests"), including, without limitation, in all profits, losses, Cash from Operations, surplus cash from a Disposition or Partial Disposition of Partnership Property, rights to any fees and distributions and repayments of loans and all other Partnership assets, including, but not limited to, real property, personal property and accounts. Assignors agree to indemnify, defend and hold Assignee, each of them, and their respective partners, members, shareholders, directors, officers, employees, servants, agents, representatives, administrators and assigns harmless from and against any and all cost, loss, liability or damage which may arise in connection with any acts of the Partnership prior to the Closing Date, including, but not limited to, the Partnership's operation of the Boynton Terrace Apartment Complex, excluding, however, any claims arising out of the "A Invoices" and/or the "B Invoices" (as those terms are hereinafter defined).

(b) Assignee agrees to perform all of the obligations of each Assignor under the Partnership Agreement. Without limiting the generality of the foregoing, AH expressly agrees to assume and hereby assumes all liabilities and obligations of TPI and Rosewood as general partners of the Partnership, and agrees to cause the Partnership to perform all of the covenants and obligations of the Partnership with respect thereto. Assignee agrees to indemnify, defend and hold Assignors, each of them, and their respective partners, members, shareholders, directors, officers, employees, servants, agents, representatives, administrators and assigns (collectively, the "Assignor Parties") harmless from and against any and all cost, loss, liability or damage which may arise in connection with any acts of the Partnership after the Closing Date, including, but not limited to, any development of the real property owned by the Partnership.

1.2 In consideration for Assignors' assignments of the Interests and the other covenants of Assignors herein contained, Assignee, at the Closing, shall fund to the Partnership, so that the Partnership can pay the outstanding invoices listed on Exhibit "A" attached hereto (collectively, the "A Invoices"), an amount equal to Fifty Two Thousand Five Hundred Forty Eight and 24/100 Dollars ($52,548.24) (the "Payment"). Evidence of payment of the A Invoices shall be given to Assignors by Assignee immediately upon payment by the Partnership. Assignors covenant and agree that such payment of the A Invoices shall be considered full satisfaction of all obligations and liabilities due Assignors in connection with assignment of the Interests to Assignee or in any manner arising out of the Partnership, or any other assets owned by the Partnership. In addition, Assignee, at the Closing, shall deposit Forty Seven Thousand Four Hundred Sixty Six and 21/100 Dollars ($47,466.2) into an escrow account with Assignee's attorney, Jack B. Owen, Jr., to be used to satisfy the escrowed outstanding invoices listed on Exhibit "B" attached hereto (the "B Invoices"). Assignee is free to negotiate with the vendors for the B Invoices to pay a reduced amount than that listed and Assignee agrees to indemnify, defend and hold the Assignor Parties, each of them, harmless from the payment of all or any portion of the amounts on any of the B Invoices.

2. Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the date which is five (5) business days after the date that the United States Department of Housing and Urban Development ("HUD") terminates the Housing Assistance Payments Contract presently in existence for the Apartment Complex (the "HAP Contract"), or such earlier date as the parties may agree to in writing (the "Closing Date"). Notwithstanding the foregoing, if termination of the HAP Contract by HUD has not occurred by July 31, 2005, then either Party shall have the right to cancel this Agreement upon notice to the other Party provided such notice is given prior to said termination. Upon receipt of the Payment, Assignors will execute and deliver an amendment to the Certificate reflecting the substitution of partners of the Partnership as herein provided.

3. Representations and Warranties.

3.1 As a material inducement to Assignee entering into this Agreement, Assignors hereby represent and warrant to Assignee the following are true and correct on the date hereof and will be true and correct as of the Effective Date, and which warranties and representations shall survive the Effective Date and the withdrawal of Assignors from the Partnership for a period of one year from the Closing Date. Notwithstanding the foregoing to the contrary, as to any of the following which applies to an Assignor, each Assignor is only making such representation and warranty as to itself and not as to any of the other Assignors.

(a) To the knowledge of Assignors, the Partnership is validly existing and in good standing under the laws governing limited partnerships, as adopted in the state of its formation and the Partnership has taken all requisite action in order to conduct lawfully its business in the State of Florida and has the full power and authority to carry on its business, including without limitation, to own, lease, develop and operate real property.

(b) The execution and delivery of this Agreement by Assignors and the performance of the transactions contemplated herein have been duly authorized by all requisite corporate and partnership proceedings. Without limiting the generality of the foregoing, the individual signing on behalf of each Assignor is duly authorized by all corporate and partnership action to act on their behalf and execute this Agreement and all documents contemplated herein and to perform all acts required hereunder and under such other documents.

(c) Assuming the due and proper execution and delivery by Assignee, this Agreement is binding upon and enforceable against each Assignor in accordance with its terms.

(d) TPI, Rosewood and REAL VI are the only Partners of the Partnership.

(e) None of the Interests is subject to any lien, pledge or encumbrance of any nature whatsoever and Assignee, shall acquire the same free of any rights or claims thereto by any other party.

(f) To each Assignor's separate knowledge, there is no litigation, action, proceeding, investigation or claim pending or threatened against or involving the Interests, or which questions the validity of this Agreement, and, to each Assignor's separate knowledge, there is no fact or circumstance which could give rise to any such litigation, action, proceeding, investigation or claim.

(g) That all Partnership tax returns for all previous years have been filed and all taxes due, if any, have been paid. Notwithstanding the foregoing, Assignors have not filed the required 2004 tax returns for the Partnership but have filed proper extensions. Assignors shall file the necessary 2004 tax returns prior to the expiration of any extension dates and forward a copy of such 2004 tax returns to Assignee.

(h) Neither TPI nor Rosewood has been notified by any governmental authority or otherwise that any of the real property owned by the Partnership is not in compliance with any "Environmental Law" (as hereinafter defined). "Environmental Law" means any federal, state or local law, code, ordinance, rule, regulation, permit, consent, approval, license, judgment, order, writ, judicial decision, common law rule, decree, agency interpretation, injunction or other authorization or requirement however promulgated, issued or modified, relating to industrial hygiene or to the environmental conditions, including, but not limited to, soil and groundwater conditions, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), 42 U.S.C. Section 9601 et seq.; the Hazardous Materials Transportation Act, as amended, 39 U.S.C. Section 1801 et al; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq.; or any similar applicable federal, state or local law now or hereinafter existing; or in any regulation adopted or publication promulgated pursuant to any said law.

(i) That no real estate brokers were utilized by Assignors in the consummation of this transaction.


      As used herein or elsewhere in this Agreement, the term "to Assignor's knowledge" or similar provisions concerning Assignor's knowledge, shall be defined with respect to TPI as the actual knowledge of John Corbett and as to Rosewood and REAL VI shall be defined as the actual knowledge of Joe Veneracion. Notwithstanding the foregoing, said individual shall have no personal liability under this Agreement or any other document and are not intended to be guarantors hereunder.


3.2 As a material inducement to Assignors entering into this Agreement, Assignee hereby represent and warrant to Assignors, and each of them, the following are true and correct on the date hereof and will be true and correct as of the Effective Date, and which warranties and representations shall survive the Effective Date and the withdrawal of Assignors from the Partnership for a period of one year from the Closing Date.

(a) The execution and delivery of this Agreement by Assignee and the performance of the transactions contemplated herein have been duly authorized by all requisite corporate/partnership proceedings. Without limiting the generality of the foregoing, the individual signing on behalf of Assignee is duly authorized by all corporate and partnership action to act on their behalf and execute this Agreement and all documents contemplated herein and to perform all acts required hereunder and under such other documents.

(b) Assuming the due and proper execution and delivery by Assignors, this Agreement is binding upon and enforceable against Assignee in accordance with its terms.

(c) That no real estate brokers were utilized by Assigee in the consummation of this transaction.

4. Assignment "AS IS"; Release.

4.1 EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, THE INTERESTS (AND ALL REAL AND PERSONAL PROPERTY OWNED BY THE PARTNERSHIP) IS CONVEYED IN AN "AS IS" CONDITION ON A "WHERE IS" BASIS AND WITH ALL FAULTS", WITHOUT
REPRESENTATION  OR  WARRANTY,   EXPRESSLY  OR  IMPLIED,   WHETHER  STATUTORY  OR
OTHERWISE, AND WITHOUT ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR, OR PURCHASER'S INTENDED, USE OR PURPOSES, INCLUDING, BUT NOT LIMITED TO, WITH RESPECT TO ENVIRONMENTAL MATTERS. The Payment and the other terms and conditions set forth in this Agreement are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Assignee shall have the benefit of, and is not relying upon any information provided by any Assignor or statements, representations or warranties, express or implied, made by or enforceable directly against Assignors, including, without limitation, any relating to the value of the real property , the physical or environmental condition thereof, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Apartment Complex with any regulation, or any other attribute or matter of or relating to the real property .. Assignee represents and warrants that as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent
analysis,   studies,  reports,   investigations  and  inspections  as  it  deems
appropriate in connection with the Interests and the real property . If Assignor provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the real property , Assignee and Assignors agree that Assignors have done so or shall do so only for the convenience of both Parties, Assignee shall not rely thereon and the reliance by Assignee upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against any Assignor, such Assignor's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys,
consultants,     representatives,     agents,     successors,     assigns     or
predecessors-in-interest. Assignee shall rely only upon any title insurance obtained by Assignee with respect to title to the real property . Assignee
acknowledges   and  agrees  that  no   representation   has  been  made  and  no
responsibility is assumed by any Assignor with respect to current and future applicable legal (including, but not limited to, zoning or building code) requirements or the compliance of the real property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the real property . Assignee hereby releases Assignors, and each of them, from any and all claims and liabilities relating to the foregoing matters.

4.2 Except for the representations and warranties of Assignors contained in this Agreement, Assignee, for itself and for and on behalf of partners, members, directors, officers, employees, servants, agents, representatives, administrators, assigns, and the Partnership release, waive, relinquish any action, causes of action, claims and demands, whether or not well founded in fact or in law, and any other suits, debts, dues, sums of money, accounts, reckonings, bills, notes and bonds, specialties, contracts, covenants, controversies, agreements, promises, trusts, damages, executions, claims or demands whatsoever, at law or in equity, that any of them has against the Assignor Parties, except to the extent of Assignor's indemnity obligations expressly set forth in this Agreement.

5. Miscellaneous.

5.1 All notices, demands, requests and other communications required pursuant to the provisions of this Agreement ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or any other nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the fifth (5th) business day following the date of mailing addressed as follows:


If to Assignors:        c/o National Partnership Investments Corp.
                        6100 Center Drive, Suite 800
                        Los Angeles, California 90045
                        Attention: Jeffrey Sussman
                        Telephone:  (310) 258-5162
                        Facsimile:  (310) 258-5180

With a copy to:         c/o Community Partnership Group
                        Housing Partnership, Inc. and Parent-Child Center,
                        Inc.
                        2001 W. Blue Heron Blvd.
                          Riviera Beach, Florida 33404
                            Telephone: (561) 841-3500
                            Facsimile: (561) 841-3555

  And
                        Brady & Brady, PA
                        370 West Camino Gardens Boulevard, Suite 200C
                            Boca Raton, Florida 33437
                          Attention: Frank Brady, Esq.
                            Telephone: (561) 338-9256

And
                        Resch Polster Alpert & Berger LLP
                        10390 Santa Monica Blvd, Fourth floor
                        Attention: Real Estate Department
                        Los Angeles, CA 90025-5008
                        Telephone:  (310) 277-8300
                        Facsimile:  (310) 552-3209

If to Assignee:         c/o Larry Finkelstein
                        114 N. Federal Highway
                        Suite 202
                        Boynton Beach, FL 33435
                        Telephone:  (561) 736-9790
                        Facsimile:   (561) 423-2432

With a copy to:         Jack Owen, Esq.
                        Law Office of Jack B. Owen, Jr., P.A.
                            4500 PGA Blvd., Suite 206
                            Telephone: (561) 622-4521
                            Facsimile: (561) 656-0917

Any of the Parties may designate a change of address by Notice in writing to the other Parties. Whenever in this Agreement the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.


5.2 If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

5.3 This Agreement may be signed in any number of counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute only one agreement. The production of any executed counterpart of this Agreement shall be sufficient for all purposes without producing or accounting for any other counterpart thereof.

5.4 This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives and permitted successors and assigns of the Parties hereto. This Agreement shall be interpreted in accordance with the laws of the state of Idaho.

5.5 Nothing herein shall be construed to be for the benefit of or enforceable by any third party including, but not limited to any creditor of an Assignor.

5.6 The Parties shall execute and deliver such further instruments (including, without limitation, an amendment to the Certificate) and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.

5.7 All article and section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.

5.8 In the event that any court or arbitration proceedings is brought under or in connection with this Agreement, the prevailing party in such proceeding (whether at trial or on appeal) shall be entitled to recover from the other party all costs, expenses, and reasonable attorneys' fees incident to any such proceeding. The term "prevailing party" as used herein shall mean the party in whose favor the final judgment or award is entered in any such judicial or arbitration proceeding.

5.9 This Agreement constitutes the sole agreement of the Parties with respect to the matters herein, all prior oral or written agreements being merged herein. This Agreement may only be modified by a writing signed by all of the Parties hereto and time is of the essence of this Agreement.

5.10 In interpreting this Agreement it shall be presumed that the Agreement was jointly drafted and no presumption shall arise against any partner in the event of any ambiguity.

                           [SIGNATURES ON NEXT PAGE.]

      IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date set forth above.

ASSIGNORS:                          THE PARTNERSHIP, INC.,
                                    a Florida nonprofit corporation

                                    By/s/ John Corbett
                                    John Corbett
                                    Its President and Chief Executive Officer

                                    ROSEWOOD APARTMENTS CORPORATION,
                                    a California corporation

                                    By/s/Jeff Sussman
                                       Its Senior Vice President

                                    REAL ESTATE ASSOCIATES LIMITED VI,
                                    a California limited partnership

                                    By National Partnership Investments Corp.,
                                       a California corporation,
                                       General Partner
                                       By/s/Jeff Sussman
                                           Jeff Sussman
                                         Its Senior Vice President

ASSIGNEES:                          AFFORDABLE HOUSING, LLC,
                                    a Florida limited liability company

                                    By/s/Larry Finkelstein
                                       Larry Finkelstein
                                       Its Managing Member

                                    HOB INVESTORS, LLC,
                                    a Florida limited liability company

                                    By/s/Larry Finkelstein
                                       Larry Finkelstein
                                       Its Managing Member

                                    EXHIBIT A



                           Boynton Terrace Apartments

                      Outstanding Invoices Thru May 9, 2005




TPI - Payroll November 2004 - March 2005                        $ 13,354.72

TPI - Insurance                                                      400.00

TPI - Management Fee (December 2004 - March 14, 2005 Shut-down)   17,969.00

R. Scott Buist
1,104.00

Relocation of Residents for Phase 1 of Tax Credit Rehab            5,841.58

AMG - Auditor
4,725.00

American Express & Tax - Tax Returns                               1,000.00

ARD                                                                1,585.46

Mangonia                                                             304.00

AIMCO       6,264.48

Total                                                            $52,548.24

7
PHA:PP/327555-1                                                     1101.00067
                                       Boynton Beach Assignment and Assumption
PHA:PP/327555-5                                                     1101.00067
                                       Boynton Beach Assignment and Assumption
                                    EXHIBIT B


                           Boynton Terrace Apartments

                      Outstanding Invoices Thru May 9, 2005


Economy Lawn - August                                               $425.00
Above & Beyond - May thru August                                     720.00
Copy CO - July and August                                            500.88
Zephyrhills - June thru August                                       183.10
City of Boynton (Utility Bills)                                   17,908.89
Polar Bear                                                        11,141.00
FPL                                                                3,868.31
Federal Express                                                      168.54
WTC                                                                1,000.00
AT&T                                                                 122.77
Home Depot                                                         2,349.05
Viking                                                               226.76
Pellecchia Electric                                                  415.00
Toshiba                                                              162.18
CAN-AM                                                             1,239.02
State Licenses Renewal, Division of Hotels & Restaurants             280.00
Harold Allen                                                         113.10
NAHMA                                                                 85.00
Bell South                                                           469.75
C. Gerace                                                            603.65
Bill Me Later                                                         30.11
Triangle Fire                                                        159.21
Accounting Systems One                                               140.19
Security Roofing                                                     350.00
City of Boynton (Occupational License)                             1,718.00
Verizon                                                               16.62

Total                                                            $44,396.13

Ardamen & Associates                                               3,070.08

Grand Total                                                      $47,466.21